UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

AMERICAN GOLDFIELDS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49996	71-0867612
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5836 South Pecos Road
Las Vegas, Nevada, USA  89120
(Address of principal executive offices)

(800) 942-2201
(Registrant’s telephone number, including area code)

200-4170 Still Creek Drive
Burnaby, B.C., Canada  V5C 6C6
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 1, 2008, American Goldfields Inc., a Nevada corporation (the “Registrant”) changed its principal independent accountants. On such date, Morgan & Company was terminated as the Registrant’s independent registered public accounting firm and the Registrant retained Robison, Hill & Co. as its principal independent accountants. The decision to change accountants was approved by the Registrant’s Board of Directors.

Termination of Morgan & Company

Morgan & Company was the independent registered public accounting firm for the Registrant’s from December 21, 2001 (inception) until December 1, 2008. None of Morgan & Company reports on the Registrant’s financial statements from December 21, 2001 (inception) until December 1, 2008, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Morgan & Company, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Morgan & Company served as the Registrant’s independent registered public accounting firm.  Morgan & Company did express a concern about the Registrant’s ability to continue as a going concern for the period December 21, 2001 (inception) to January 31, 2008.

The Registrant has provided Morgan & Company with a copy of this disclosure and has requested that Morgan & Company furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Morgan & Company addressed to the Securities and Exchange Commission dated December 1, 2008 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Robison, Hill & Co.

Prior to December 1, 2008, the date that Robison, Hill & Co. was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Robison, Hill & Co. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Robison, Hill & Co. that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue;

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Goldfields Inc.
(Registrant)

By: /s/ Richard Kern
Richard Kern, President, Chief Executive Officer, Treasurer, Secretary and Director

Date:  December 1, 2008